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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report:     May 13, 2003

                              STUDIO BROMONT, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


               FLORIDA          000-27621               95-4720231
               -------          ---------               ----------
     (State of Incorporation)   (Commission             (IRS Employer
                                File Number)           Identification #)


                         2300 W. SAHARA AVE., SUITE 500
                                LAS VEGAS, NEVADA
                                      89102
                     ---------------------------------------
                     (Address of Principal Executive Offices)

                                 (514) 891-9070
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

                             PETAPEER HOLDINGS, INC.
                         2300 W. SAHARA AVE., SUITE 500
                                LAS VEGAS, NEVADA
                                      89102
                      --------------------------------------
                      (Registrant's Former Name and Address)



                                       1
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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

None

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

None

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

 None

ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Bierwolf, Nilson & Associates (the "Former Accountant") resigned as principal accountants for Studio Bromont, Inc. (the "Company") on May 13, 2003. The Company has engaged Sellers and Andersen L.L.C. as its principal accountants effective May 14, 2003. The decision to change accountants has been approved by the Company's board of directors.

The Former Accountant's report dated May 27, 2001 on the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2000 and the Former Accountant's report dated May 17, 2002 on the Company's consolidated financial statement as of and for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the fiscal year ended December 31, 2000, December 31, 2001, and the subsequent interim period ending May 13, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such year.

In connection with the audits for the fiscal year ended December 31, 2000, December 31, 2001, and the subsequent interim period ending May 13, 2003, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on May 13, 2003 and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

FINANCIAL  STATEMENTS

None

EXHIBITS

Exhibit  16.1      -  Letter  from  Bierwolf,  Nilson  &  Associates,  Former

Accountant

ITEM  8.  CHANGE  IN  FISCAL  YEAR

None

ITEM  9.  REGULATION  FD  DISCLOSURE

None

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STUDIO  BROMONT,  INC.


                          By:    /s/ Rodger  Brulotte
                                 ------------------------------
                                 Rodger  Brulotte
                                 Chief Executive Officer

                          Date:  May  14,  2003



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